Note 9 - Borrowings	6 Months Ended
Dec. 31, 2014
Subordinated Borrowings [Abstract]
Subordinated Borrowings Disclosure [Text Block]

Note 9 - Borrowings

The Company participates in the FHLB of New York (the “FHLB of NY”) Overnight Advance Program. Advances under this program allow the Company to borrow up to the balance of its qualifying mortgage loans that have been pledged as collateral, less any related outstanding indebtedness. As of December 31, 2014 and June 30, 2014 and 2013, the Company had $69.0 million, $69.5 million and $80.8 million, respectively, available for borrowing under this agreement.

Term advances due to the FHLB of NY at December 31, 2014 and June 30, 2014 and 2013 consisted of the following:

	Fixed Interest	At December 31,	At June 30,
Maturity	Rate	2014	2014	2013
		(In thousands)

February 25, 2016	0.780%	$5,000	$5,000	$5,000
March 07, 2016	0.780	5,000	5,000	5,000
November 27, 2017	3.272	10,000	10,000	10,000
March 05, 2018	3.460	10,000	10,000	10,000
	2.504	$30,000	$30,000	$30,000

The advances are secured by a blanket assignment of unpledged and qualifying mortgage loans.

The Company did not have any overnight advances with the FHLB of NY as of December 31, 2014 compared to an $8.0 million overnight advance with the FHLB of NY as of June 30, 2014. The Company did not have any overnight advances with the FHLB of NY as of June 30, 2013.

As of December 31, 2014 and June 30, 2014, the Company also had a $20.0 million line of credit with a financial institution for reverse repurchase agreements that it could access if necessary. There were no amounts outstanding on the line at December 31, 2014, June 30, 2014 and 2013